UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 24, 2003

                               CONMED CORPORATION

             (Exact name of registrant as specified in its charter)


             New York                       0-16093                16-0977505
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

      525 French Road, Utica, New York                             13502
(Address of principal executive offices)                         (Zip Code)


                                 (315) 797-8375
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     The following is furnished as an Exhibit to this report:

     Exhibit No.   Description of Exhibit

     99.1          Press Release dated April 24, 2003, issued by CONMED
                   Corporation

Item 9. Regulation FD Disclosure

This information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8K.

On April 24, 2003, CONMED Corporation issued a press release announcing first quarter 2003 results. The press release is attached hereto as Exhibit 99.1

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  CONMED CORPORATION



                                                  By:/s/ Robert D. Shallish, Jr.
                                                     ---------------------------
                                                     Vice President-Finance and
                                                     Chief Financial Officer



Date:     April 29, 2003

                                  EXHIBIT INDEX


Exhibit No.    Exhibit Description

  99.1         Press Release, dated April 24, 2003, issued by CONMED Corporation